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                                                                    Exhibit 10-1
                         AMENDMENT TO RIGHTS AGREEMENT

THIS AMENDING AGREEMENT dated as of the 30th day of June, 1999

BETWEEN:

     GOLDEN STAR RESOURCES LTD., a corporation subsisting under the Canada
     --------------------------
     Business Corporations Act

     (hereinafter called the "Corporation")

                                                               OF THE FIRST PART
AND:

     CIBC MELLON TRUST COMPANY (formerly, The R-M Trust Company), a trust
     -----------------------------------------------------------
     company incorporated under the laws of Canada

     (hereinafter called the "Rights Agent")

                                                              OF THE SECOND PART

WHEREAS:

A. The Corporation and the Rights Agent entered into a rights agreement dated as of April 24, 1996 (the "Rights Agreement");

B. The Board of Directors of the Corporation and the shareholders of the Corporation have approved amendments to the Rights Agreement as hereinafter set out;

C. The Corporation has obtained all necessary regulatory approvals in connection with such amendments; and

D. The foregoing recitals are made as representations and statements of fact by the Corporation and not by the Rights Agent.

The parties hereto agree as follows:

1. All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Rights Agreement.

2.  The Rights Agreement be amended as follows:

    (a) the definition of "Expiration Time" in Section 1.1(25) of the Rights Agreement shall be deleted and the following be substituted therefor:

         "Expiration Time" means the close of business on the date that is the earlier of: (a) the time at which the right to exercise Rights shall terminate pursuant to Section 5.1 hereof; and (b) June 30, 2004, unless extended to June 30, 2009 pursuant to Section 5.2(2) hereof."
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   (b)    Section 5.2 of the Rights Agreement shall be deleted and the following be substituted therefor:

          "5.2  Expiration and Extension of Expiration Time
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          (1)   No Person has any rights under this Agreement or in respect of any Right after the Expiration Time, except the Rights Agent as specified in subsection 4.1(1) of this Agreement.

          (2) At the first annual meeting of the shareholders of the Corporation following June 30, 2003, provided that the Expiration Time has not occurred prior to such time, the Board of Directors may submit a resolution to the holders of Voting Shares of the Corporation, for their consideration, and if thought advisable, approval, extending the Expiration Time for the Rights to June 30, 2009. If the majority of votes cast on such resolution are voted for such extension, then the Expiration Time shall be the earlier of: (a) the time at which the right to exercise Rights shall terminate pursuant to Section
                5.1 hereof; and (b) June 30, 2009."

   (c) In view of the Rights Agreement having been approved by the shareholders of the Company at the annual general meeting held on June 11, 1996, Section 5.15 of the Rights Agreement shall be amended by deleting the last sentence thereof, which reads as follows, in its entirety:

          "If this Agreement is not confirmed by a majority of the votes cast by holders of Voting Shares who vote in respect of confirmation of the Agreement at such meeting, this Agreement and all outstanding Rights terminate and become void at the close of business on the date of termination of such meeting."

3. All other provisions of the Rights Agreement which are not specifically amended or superseded by the provisions herein shall survive, provided that in case of any conflict between any of the provisions herein and the Rights Agreement, then the provisions herein shall, in all events, govern and prevail.

4. This Amending Agreement is governed by and construed in accordance with the laws of the Province of British Columbia and any action brought in relation to this Amending Agreement must be brought in the appropriate court of that Province.

IN WITNESS WHEREOF the parties hereto have executed this Amending Agreement as of the date first above written.

                              GOLDEN STAR RESOURCES LTD.


                              Per:  /s/ James E. Askew
                                    ------------------
                                      Authorized Signatory


                              CIBC MELLON TRUST COMPANY


                              Per:  /s/ Van Bot
                                    -----------
                                      Authorized Signatory


                              Per:  /s/ Doug Allen
                                    --------------
                                      Authorized Signatory

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